EXHIBIT 10.20


                        THIRD CERTIFICATE OF DESIGNATION
                                       OF
                          TOP SOURCE TECHNOLOGIES, INC.


         Section 1. Designation, Number of Shares and Stated Value of Series B Convertible, Redeemable Preferred Stock. There is hereby authorized and established a series of Preferred Stock that shall be designated as Series B Convertible, Redeemable Preferred Stock ("Series B Preferred"), and the number of shares constituting such Series shall be 3,500. Such number of shares may be increased or decreased, but not to a number less than the number of shares of Series B Preferred then issued and outstanding, by resolution adopted by the Board of Directors. The Stated Value per share of the Series B Preferred shall be equal to $1,000.

Section 2. Definitions. In addition to the definitions set forth elsewhere herein, the following terms shall have the meanings indicated:

         "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in Miami, Florida are authorized or obligated by law or executive order to close.

         "Common Stock" shall mean the common stock, par value $0.001 per share, of the Corporation.

         "Conversion Price" shall mean the conversion price per share of Common Stock into which the Series B Preferred is convertible, as such conversion price may be adjusted pursuant to the provisions hereof. The Series B Preferred may be convertible into a number of shares of Common Stock computed by dividing the Stated Value of the Series B Preferred being converted by 90% of the closing bid price for the previous trading day and if the conversion occurs on or after November 1, 1999, by 85% of the closing bid price for the previous trading day.

         "Corporation" shall mean Top Source Technologies, Inc.

         "Junior Securities" means the Common Stock and any other series of stock issued by the Corporation ranking junior as to the Series B Preferred upon liquidation, dissolution or winding up of the Corporation.

         "Original Issue Date" shall mean the date on which shares of the Series B Preferred are first issued.

         "Parity Security" means any class or series of stock issued by the Corporation ranking on a parity with the Series B Preferred upon liquidation, dissolution or winding up of the Corporation.

     "Person" means any individual, corporation, association, partnership, joint venture, limited liability company, trust, estate, or other entity or organization, other than the Corporation, any subsidiary of the Corporation, any employee benefit plan of the Corporation or any subsidiary of the Corporation, or any entity holding shares of Common Stock for or pursuant to the terms of any such plan.

         "Senior  Securities"  means any class or series of stock  issued by the
Corporation   ranking  senior  to  the  Series  B  Preferred  upon  liquidation, dissolution or winding up of the Corporation.

         Section 3.        Dividends and Distributions.

         (a) The Series B Preferred shall rank prior to the Common Stock with respect to dividends. Dividends shall be payable quarterly, when, as and if declared by the Board of Directors, on April 10, July 10, October 10, and January 10 in each year (each a "Dividend Payment Date") to holders of record as of March 31, June 30, September 30 and December 31 in each year (the "Record Date"). Dividends shall be paid in cash unless the Corporation is unable to do so as a result of a restriction contained in a loan agreement or other financing agreement entered into prior to or after the date of this Second Certificate of Designation or if the agreement to pay cash or the payment of cash results in a breach of any such agreement. In such case the Corporation shall issue shares of its Common Stock in lieu of a cash dividend. The number of shares of Common Stock to be issued as a dividend shall be based upon the Conversion Price then in effect, and the previous trading day shall be deemed to be as of the applicable Record Date. Such number shall be increased by 25% and rounded up to the nearest whole share. By way of example, if a quarterly dividend is $78,750 and the Conversion Price is $1.00, 98,438 shares of Common Stock shall be issued. The registration rights contained in Section 4(c) of the Stock Purchase Agreement entered into between the Corporation and the Wilmington Trust Co. & George Jeff Mennen, Co-Trustees shall apply to all shares of Common Stock issued as dividends.

         (b) Dividends shall be calculated on the basis of the time elapsed from and including the date of issuance of such shares to and including the Record Date or on any final distribution date relating to conversion or redemption or to a dissolution, liquidation or winding up of the Corporation. Dividends payable on the shares of Series B Preferred for any period of less than a full calendar year shall be pro-rated for the partial year on the basis of a 360-day year.

         (c) Dividends payable on each Dividend Payment Date shall be paid to record holders of the shares of Series B Preferred as they appear on the books of the Corporation at the close of business on the applicable Record Date immediately preceding the respective Dividend Payment Date or on such other record date as may be fixed by the Board of Directors of the Corporation in advance of a Dividend Payment Date, provided that no such Record Date shall be less than 10 nor more than 60 calendar days preceding such Dividend Payment Date.

         (d) So long as any shares of Series B Preferred are outstanding, no dividend or other distribution, whether in liquidation or otherwise, shall be declared or paid, or set apart for payment on or in respect of, any Junior Securities, nor shall any Junior Securities be redeemed, purchased or otherwise acquired for any consideration (or any money be paid to a sinking fund or otherwise set apart for the purchase or redemption of any such Junior Securities), unless (i) all dividends have been paid on all outstanding shares of the Series B Preferred shall have been paid or set apart for payment for all past dividend periods, and (ii) sufficient funds shall have been set apart for the payment of the dividend for the then current dividend period with respect to the Series B Preferred.

         Section 4.        Certain Covenants and Restrictions.

         (a)      So long as any shares of Series B Preferred are outstanding.

                  (i) The Corporation shall at all times reserve and keep available for issuance upon the conversion of the shares of Series B Preferred such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the conversion of all outstanding shares of Series B Preferred, and all other securities and instruments convertible into shares of Common Stock, and shall take all reasonable action within its power required to increase the authorized number of shares of Common Stock necessary to permit the conversion of all such shares of Series B Preferred and all other securities and instruments convertible into shares of Common Stock.

                  (ii) The Corporation represents, warrants and agrees that all shares of Common Stock that may be issued upon exercise of the conversion rights of shares of Series B Preferred will, upon issuance, be fully-paid and non-assessable.

                  (iii) The Corporation will endeavor to make the shares of stock that may be issued upon exercise of the conversion rights of shares of Series B Preferred eligible for trading upon any national securities exchange, or any automated quotation system of a registered securities association, if any, upon or through which the Common Stock shall then be traded prior to such delivery.

                  (iv) Prior to the delivery of any securities which the Corporation shall be obligated to deliver upon redemption or conversion of the Series B Preferred, the Corporation will endeavor to comply with all federal and state securities laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery of such securities by, any governmental authority.

                  (v) The Corporation shall pay all taxes and other governmental charges (other than any income or franchise taxes) that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of Series B Preferred as provided herein. The Corporation shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered holder of the shares of the Series B Preferred surrendered in connection with the conversion thereof, and in such case the Corporation shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid, or it has been established to the Corporation's satisfaction that no tax or other charge is due.

         (b) In the event the Corporation proposes to offer, sell or issue any of its equity securities (including, without limitation, shares of the Corporation's capital stock or any rights to acquire such shares), excluding (i) interests issued pursuant to the Corporation's option plans that have been adopted by the stockholders of the Corporation, (ii) securities issuable pursuant to a transaction governed by Rule 145 of the Securities Act of 1933, as amended, and (iii) securities issuable as dividends or upon the exercise or conversion of other securities outstanding as of the filing of this Second Certificate of Designation with the Delaware Secretary of State, then the holders of shares of Series B Preferred shall have the preemptive right to acquire such securities from the Corporation. In the event that the Corporation proposes to make any offer, sale or issuance that is subject to this Section 4(b), then and in each such case the Corporation shall at least 15 days prior to any such event (the "Window"), provide to the Series B Preferred holders written notice of the Corporation's intention to take such action. Such notice shall include the number and type of securities, the price, the intended transaction date, and any other information reasonably requested by the Series B Preferred holders. Each Series B Preferred holder may exercise this preemptive right, by providing written notice to the Corporation within eight days (the "Response") after receipt of the foregoing notice from the Corporation, with respect to a percentage of the securities to be offered, sold or issued, calculated by dividing (i) the number of shares of Common Stock then entitled to be received upon the conversion of all shares of Series B Preferred held by such holder, by
(ii) the total number of shares of Common Stock then entitled to be received upon the conversion of all shares of Series B Preferred then outstanding. In the event any holder(s) shall elect not to exercise the preemptive rights as provided hereunder, then the aggregate shares otherwise entitled to be purchased by such non-participating holders (the "Non-Subscribed Securities") shall be available for purchase by each remaining Series B Preferred holder, who shall accordingly receive notice from the Corporation of such availability within three days after the expiration of the Response Date, in the proportion that the number of shares of Common Stock then entitled to be received by such holder upon conversion of its Series B Preferred shares then held bears to the total number shares of Common Stock then entitled to be received upon conversion of the Series B Preferred shares held by all such holders electing to exercise preemptive rights. The preemptive rights to acquire the Non-Subscribed Securities shall expire upon the expiration of the Window, at which time the Corporation may sell or issue any and all securities regarding which the Series B Preferred holders failed to exercise their preemptive rights hereunder.

         Section 5. Redemption of the Company. The Corporation shall have the option to redeem the Series B Preferred at 110% of Stated Value plus accrued dividends at any time on or before April 30, 1999 and at a price of 115% of Stated Value plus accrued dividends for a period of 180-days commencing on May 1, 1999 and expiring at 6:00 p.m., Miami time on October 27, 1999.

         Section 6. Reacquired Shares. Any shares of Series B Preferred repurchased, redeemed, converted or otherwise acquired by the Corporation shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, without designation as to series or class.

     Section 7. Voting Rights. Except as otherwise provided in by law, the holders of the shares of Series B Preferred shall not have the right to vote on any matters that come before the stockholders of the Corporation.

     Section 8. Conversion Rights. Holders of shares of Series B Preferred shall have the right to convert all or a portion of such shares into Common Stock, as follows:

         (a) Prior to November 1, 1999, the Series B Preferred shall not be convertible without the express written consent of the Corporation.

         (b) Once convertible, the Series B Preferred may be convertible into a number of shares of Common Stock computed by dividing the Stated Value of the Series B Preferred (including accrued dividends) being converted by 90% of the closing bid price for the previous trading day and if the conversion occurs on or after November 1, 1999 by dividing the Stated Value of the Series B Preferred (including accrued dividends) being converted by 85% of the closing bid price for the previous trading day. The closing bid price shall be determined by the principal market for the Corporation's Common Stock.

         (c) Fractional shares shall not be issued and the Corporation shall issue cash for any fractional shares.

         (d) The conversion of any share of Series B Preferred may be effected by the holder thereof by the surrender of the certificate or certificates therefor, duly endorsed, at the principal offices of the Corporation or to such agent or agents of the Corporation as may be designated by the Board of Directors and by filing written notice to the Corporation that such holder elects to convert the same.

         (e) As promptly as practicable after the surrender of shares of Series B Preferred for conversion, the Corporation shall issue and deliver or cause to be issued and delivered to the holder of such shares certificates representing the number of fully paid and non-assessable share of Common Stock into which such shares of Series B Preferred has been converted in accordance with the provisions of this Section 8. Subject to the following provisions of this
Section 8(f), such conversion shall be deemed to have been made as of the close of business on the date on which the shares of Series B Preferred shall have been surrendered for conversion in the manner herein provided, so that the rights of the holder of the shares of Series B Preferred so surrendered shall cease at such time, and the person or persons entitled to receive the shares of Common Stock upon conversion thereof shall be treated for all purposed as having become the record holder or holders thereof for all purposes, at the opening of business on the next succeeding day on which such transfer books are open.

     Section 9. Record Holders. The Corporation may deem and treat the record holder of any shares of Series B Preferred as the true and lawful owner thereof for all purposes, and the Corporation shall not be affected by any notice to the contrary.

         Section 10. Notice. Except as may otherwise be provided by law or provided for herein, all notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon receipt, in the case of a notice of conversion given to the Corporation, or, in all other cases, upon the earlier of receipt of such notice or two Business Days after the delivery by overnight courier addressed if to the Corporation, to its principal executive offices or to any agent of the Corporation designated as permitted hereby, or if to a holder of the Series B Preferred, to such holder at the address of such holder of the Series B Preferred as listed in the stock record books of the Corporation, or to such other address as the Corporation or holder, as the case may be, shall have designated by notice similarly given.

         Section 11. Successors and Transferees. The provisions applicable to shares of Series B Preferred shall bind and inure to the benefit of and be enforceable by the Corporation, the respective successors to the Corporation, and by any record holder of shares of Series B Preferred.

         IN WITNESS WHEREOF, the undersigned has signed and executed the foregoing Second Certificate of Designation on this 17th day of November, 1998.

                            TOP SOURCE TECHNOLOGIES, INC.



                            By:_______________________________
                               William C. Willis, Jr., President